UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-2
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 26, 2011

NetREIT, Inc.
(Exact name of registrant as specified on its charter)

Maryland	000-53673	33-0841255
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. EmployerI dentification No.)

1282 Pacific Oaks Place
Escondido, California 92029
(Address of principal executive offices) (Zip Code)

(760) 471-8536
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

This Form 8-K/A-2 amends and supplements the Current Report on Form 8-K filed on May 26, 2011 by the Registrant to present the financial statements for the real property described below as well as the related pro forma financial statements for NetREIT, Inc. , a Maryland corporation (the “Company”).

On May 26, 2011, the Company completed the acquisition of the Dakota Bank Buildings (“Property”), pursuant to an Agreement of Purchase and Sale, dated January 28, 2011 (“Agreement”) for the purchase price of nine million and five hundred seventy five thousand dollars ($9,575,000) as previously disclosed in the Current Report on Form 8-K filed on May 31, 2011.

The Property is a two building office complex built in 1981 and 1986 located on 1.58 acres in downtown Fargo, North Dakota. The Property consists of approximately120,000 rentable square feet and is currently 98% leased with one master tenant under lease for approximately 80% of the two buildings and two additional unrelated tenants. Two of the leases aggregating approximately 91% of the leased space expire in December 2012. The third lease expires in November 2011.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Dakota Bank Buildings

	Report of Independent Registered Public Accounting Firm	F-1

	Historical Statements of Revenues and Direct Operating Expenses for the Three Months Ended March 31, 2011 (unaudited) and the Year Ended December 31, 2010	F-2

	Notes to Historical Statements of Revenues and Direct Operating Expenses for the Three Months Ended March 31, 2011 (unaudited) and the Year Ended December 31, 2010	F-3

(b)	Pro Forma Financial Information

NetREIT, Inc.

	Introduction to Pro Forma Consolidated Financial Statements (Unaudited)	F-5

	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2011	F-6

	Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2011	F-7

	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010	F-8

	Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-9

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetREIT, Inc.
Date: August 11, 2011	By:	/s/ Kenneth W. Elsberry
Kenneth W. Elsberry,
Chief Financial Officer

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Management
of NetREIT, Inc

We have audited the accompanying historical statement of revenues and direct operating expenses (“historical statement”) of the Dakota Bank Buildings (“Property”) for the year ended December 31, 2010. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenues and direct operating expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 2, of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP
San Diego, California
August 11, 2011

Dakota Bank Buildings
HISTORICAL STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
For the Three Months Ended March 31, 2011 (Unaudited) and for the Year Ended December 31, 2010

	Three	Year
	Months ended	Ended
	March 31, 2011	December 31, 2010
	(Unaudited)

Rental income	$436,566	$1,750,953

Costs and expenses:
Repairs and maintenance	27,975	109,608
Real estate taxes	14,748	50,432
Utilities	16,779	67,478
General and administrative	2,717	2,377
Total costs and expenses	62,219	229,895

Rental income over certain operating expenses	$374,347	$1,521,058

The accompanying footnotes are an integral part of these financial statements

Dakota Bank Buildings
NOTES TO HISTORICAL STATEMENTS OF REVENUES
AND DIRECT OPERATING EXPENSES
For the Three Months Ended March 31, 2011 (unaudited) and for the Year Ended December 31, 2010

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On May 26, 2011, NetREIT, Inc., a Maryland corporation (the “Company” or “NetREIT”) completed the acquisition of the Dakota Bank Buildings (“Property”), pursuant to an Agreement of Purchase and Sale, dated January 28, 2011 (“Agreement”) for the purchase price of nine million and five hundred seventy five thousand dollars ($9,575,000) as previously disclosed in the Current Report on Form 8-K filed on May 31, 2011 under Item 8.01 “Other Matters Company Deems Important to Security Holders". The acquisition did not meet the “Significance” criteria on the date acquired. However, the Company anticipates new acquisitions that will trigger the requirement to file the required financial statements for this Property acquisition.

The Property is a two building office complex built in 1981 and 1986 located on 1.58 acres in downtown Fargo, North Dakota. The Property consists of approximately120,000 rentable square feet and is currently 98% leased with one master tenant under lease for approximately 80% of the two buildings and two additional unrelated tenants. Two of the leases aggregating approximately 91% of the leased space expire in December 2012. The third lease expires in November 2011.

NetREIT was formed to acquire and manage a diverse portfolio of real estate assets.  The primary types of properties in which NetREIT invests include office, retail, self-storage properties and residential properties located in the western United States.

2.  BASIS OF PRESENTATION

The accompanying historical statements of revenues and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.  The Dakota Bank Buildings is not a legal entity and the accompanying historical statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses NetREIT expects to incur in the future operations of the Dakota Bank Buildings have been excluded.  Excluded items include interest, depreciation and amortization and general and administrative costs not directly comparable to the future operations of the Dakota Bank Buildings.

Property taxes represent the taxes paid or accrued based upon pre-acquisition assessed value. As a result of the acquisition of the Property, the assessed value and related real estate tax expense may change. The excess of revenues over direct operating expenses as presented is not intended to be comparable to the proposed future operations of the Property.

An audited historical statement of revenues and direct operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Dakota Bank Buildings was acquired from an unaffiliated party and (ii) based on due diligence of the Dakota Bank Buildings, management is not aware of any material factors relating to the Dakota Bank Buildings that would cause this financial information not to be necessarily indicative of future operating results.

3.  SIGNIFICANT ACCOUNTING POLICIES

Rental Income

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the terms of the related leases.

Tenant Reimbursements

Property operating expense reimbursements due from tenants for common area maintenance, real estate taxes and other recoverable costs are included in rental income in the period in which the related expenses are incurred. During the three months ended March 31, 2011 and the twelve months ended December 31, 2010, reimbursements from tenants were approximately $59,900 and $239,600, respectively, and are included within rental income.

Use of Estimates

The preparation of the historical financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods.  Actual results could materially differ from those estimates.

4.  RISKS AND UNCERTAINTIES

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results. If a significant number of tenants were to default or occupancy was to decrease, future revenues of the Property would be severely impacted.

5.  CONCENTRATION OF REVENUES

For the three months ended March 31, 2011, two tenants contributed approximately 80.1% and 11.1% of total rental income, respectively. For the year ended December 31, 2010, two tenants contributed 80.4% and 10.8% of total rental income, respectively.

6. INTERIM UNAUDITED FINANCIAL INFORMATION

The historical statement of revenues and direct operating expenses for the three months ended March 31, 2011 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included.  The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

7.   COMMITMENTS AND CONTINGENCIES

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any noncompliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

8.  FUTURE MINIMUM RENTAL COMMITMENTS

As of March 31, 2011, future minimum rental receipts expected under non-cancelable lease agreements for the nine months ending December 31, 2011 and for the year ending December 31, 2012 are as follows:

Scheduled
Years Ending:	Payments
Nine month period ending December 31, 2011	$1,119,717
2012	1,411,003
Total	$2,530,720

 NetREIT
INTRODUCTION TO PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

As previously reported, NetREIT, Inc., a Maryland corporation (the “Company” or “NetREIT”) completed the acquisition of the Dakota Bank Buildings (“Property”), pursuant to an Agreement of Purchase and Sale, dated January 28, 2011 (“Agreement”) for the purchase price of nine million and five hundred seventy five thousand dollars ($9,575,000) as previously disclosed in the Current Report on Form 8-K filed on May 31, 2011 under Item 8.01 “Other Matters Company Deems Important to Security Holders. The acquisition did not meet the “Significance” criteria on the date acquired. However, the Company anticipates new acquisitions that will trigger the requirement to file the required financial statements for the Property acquisition.

The Property is a two building office complex built in 1981 and 1986 located on 1.58 acres in downtown Fargo, North Dakota. The Property consists of approximately120,000 rentable square feet and is currently 98% leased with one master tenant under lease for approximately 80% of the two buildings and two additional unrelated tenants. Two of the leases aggregating approximately 91% of the leased space expire in December 2012. The third lease expires in November 2011.

NetREIT was formed to acquire and manage a diverse portfolio of real estate assets.  The primary types of properties in which NetREIT invests include office, retail, self-storage properties and residential properties located in the western United States.

The accompanying unaudited pro forma consolidated balance sheet as of March 31, 2011 has been prepared to give effect to the acquisition of the Dakota Bank Buildings as if this real property had been acquired on March 31, 2011 by NetREIT.

The accompanying unaudited pro forma consolidated statements of operations combine the historical consolidated statements of operations of NetREIT and the historical statements of operations of the Dakota Bank Buildings for the three months ended March 31, 2011 and for the year ended December 31, 2010, with adjustments giving effect to the acquisition as if it had been completed on January 1, 2010.

You should read this information in conjunction with:

a) The accompanying notes to the unaudited pro forma consolidated financial statements;

b) The separate audited historical consolidated financial statements of NetREIT for the years ended December 31, 2010 and 2009 included in its Annual Report on Form 10-K.

c) The audited Historical Statement of Revenues and Direct Operating Expenses of the Dakota Bank Buildings for the year ended December 31, 2010 and the unaudited Historical Statement of Revenues and Direct Operating Expenses for the three months ended March 31, 2011 which are included elsewhere herein.

We are presenting the unaudited pro forma financial information for informational purposes only. The pro forma information is not necessarily indicative of what our financial position or results of operations actually would have been had we completed the acquisition on January 1, 2010. In addition, the unaudited pro forma financial information does not purport to project the future financial position or operating results of the Company.

NetREIT, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2011
(Unaudited)

		Dakota		Pro Forma
		Bank		Combined
	NetREIT, Inc.	Buidings		Total
ASSETS
Real estate assets, net	$118,256,584	$9,087,443	(1)	$127,344,027
Lease intangibles, net	1,166,094	487,557	(1)	1,653,651
Land purchase option	1,370,000			1,370,000
Mortgages receivable and interest	1,044,232			1,044,232
Cash and cash equivalents	6,621,762	(3,875,000)	(1)	2,746,762
Restricted cash	257,720			257,720
Other real estate owned	2,178,532			2,178,532
Other assets, net	3,612,117			3,612,117
TOTAL ASSETS	$134,507,041	$5,700,000		$140,207,041

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable	$48,484,130	$5,700,000	(1)	$54,184,130
Accounts payable and accrued liabilities	3,452,307			3,452,307
Dividends payable	880,666			880,666
Total liabilities	52,817,103	5,700,000		58,517,103

Shareholders' equity:
Convertible Series AA preferred stock, no par value, $25 liquidating preference, shares authorized: 1,000,000; No shares
Common stock Series A, no par value, shares authorized: 100,000,000; 12,429,878 shares issued and outstanding at March 31, 2011	128,940			128,940
Common stock Series B, no par value, shares authorized: 1,000, no shares issued
Additional paid-in capital	108,425,450			108,425,450
Dividends paid in excess of accumulated losses	(33,669,020)			(33,669,020)
Total NetREIT Shareholders' equity	74,885,370	-		74,885,370
Noncontrolling interests	6,804,568	-		6,804,568
Total shareholders' equity	81,689,938	-		81,689,938
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$134,507,041	$5,700,000		$140,207,041

See notes to unaudited pro forma consolidated financial statements

NetREIT , Inc.
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2011
(Unaudited)

		Dakota
		Bank			Pro Forma
	NetREIT, Inc.	Buildings	Adjustments		Combined Total

Rental income	$3,088,930	$436,566	$(73,729	)(2)	$3,451,767
Fee and other income	238,300	-	-		238,300
	3,327,230	436,566	(73,729)		3,690,067
Costs and expenses:
Rental operating costs	1,107,459	61,393	14,031	(4)	1,182,883
General and administrative	917,702	826	-		918,528
Depreciation and amortization	978,486	-	81,601	(5)	1,060,087
Total costs and expenses	3,003,647	62,219	95,632		3,161,498

Income (loss) from operations	323,583	374,347	(169,361)		528,569

Interest expense	(728,364)	-	(81,938	)(3)	(810,302)
Interest income	24,174	-	-		24,174
Loss on sale of real estate	(82,277)	-	-		(82,277)
Net income (loss) before controlling interests	(462,884)	374,347	(251,299)		(339,836)

Income attributable to noncontrolling interests	75,915	-	-		75,915

Net (loss) income	$(538,799)	$374,347	$(251,299)		$(415,751)

Loss per common share	$(0.04)				$(0.03)

Weighted average number of common shares outstanding- basic and diluted	12,658,557				12,658,557

See notes to unaudited pro forma consolidated financial statements.

NetREIT , Inc.
Pro Forma Consolidated Statement of Operations
For the Twelve Months Ended December 31, 2011
(Unaudited)

		Dakota
		Bank			Pro Forma
	NetREIT, Inc.	Buildings	Adjustments		Combined Total

Rental income	$9,669,561	$1,750,953	$(294,914	)(2)	$11,125,600
Fee and other income	525,506	-	-		525,506
	10,195,067	1,750,953	(294,914)		11,651,106
Costs and expenses:
Rental operating costs	4,312,021	228,647	57,420	(4)	4,598,088
General and administrative	3,411,691	1,248	-		3,412,939
Depreciation and amortization	3,531,261	-	326,406	(5)	3,857,667
Asset impairment	1,000,000	-	-		1,000,000
Total costs and expenses	12,254,973	229,895	383,826		12,868,694

Income (loss) from operations	(2,059,906)	1,521,058	(678,740)		(1,217,588)

Interest expense	(2,044,394)	-	(327,750	)(3)	(2,372,144)
Interest income	101,885	-	-		101,885
Bargain purchase gain from tender offer	872,152	-	-		872,152
Equity in earnings of real estate assets	1,769	-	-		1,769
Net income (loss) before controlling interests	(3,128,494)	1,521,058	(1,006,490)		(2,613,926)

Loss attributable to noncontrolling interests	(139,145)	-	-		(139,145)

Net (loss) income	(2,989,349)	1,521,058	(1,006,490)		(2,474,781)

Preferred dividends	(34,447)	-	-		(34,447)

Net (loss) income	$(3,023,796)	$1,521,058	$(1,006,490)		$(2,509,228)

Loss per common share	$(0.27)				$(0.22)

Weighted average number of common shares outstanding - basic and diluted	11,210,975				11,210,975

See notes to unaudited pro forma consolidated financial statements.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 – BASIS OF PRESENTATION

As explained in the Introduction to Pro Forma Consolidated Financial Statements (unaudited), on May 26, 2011, the Company completed its previously announced acquisition of the Dakota Bank Buildings.

The purchase price was allocated as follows:

Land	$832,000
Building	8,123,461
Tenant improvements	131,982
Above market rents	442,371
In-place leases	45,186
$9,575,000

No significant acquisition costs were incurred by NetREIT related to the purchase of the Dakota Bank Buildings.

The historical financial information for NetREIT as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010 was derived from its quarterly report on Form 10-Q for the three months ended March 31, 2011 and its annual report on Form 10-K for the year ended December 31, 2010, respectively.

The pro forma adjustments to record the purchase of the Dakota Bank Buildings reflected in the accompanying unaudited pro forma consolidated balance sheet and pro forma consolidated statements of operations are explained in Note 2.

NOTE 2 –ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED) AS OF MARCH 31, 2011 AND THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) FOR THE THREE MONTHS ENDED MARCH 31, 2011  AND FOR THE YEAR ENDED DECEMBER 31, 2010

ADJUSTMENT 1.

Purchase of the Dakota Bank Buildings through the cash payment of approximately $3.875 million and a new mortgage note payable of $5.7 million as if the acquisition had occured as of March 31, 2011.

ADJUSTMENT 2.

Amortization of above market rents for leases acquired as if the property were acquired as of the first day of the period presented.

ADJUSTMENT 3.

Interest costs assumed to have been incurred on the $5.7 million mortgage note payable in connection with the purchase from the first day of the period presented. The interest rate used was 5.75% based on the rate in effect as of the close of the transaction, or May 26, 2011.

ADJUSTMENT 4.

To reflect adjustment for additional property management fees as if the acquisition occured as of the first day of period presented in accordance with the contract entered into with CHG Properties, Inc., a subsidiary of C.I. Holdings, Inc., a related party and a small shareholder in the Company.

ADJUSTMENT 5.

Depreciation and amortization as if the acquisition had been completed from the first day of the period presented. Depreciation for the building is recorded on a straight line basis over 39 years. Amortization expense related to lease intangibles and tenant improvements are amortized over the remaining life of the lease.